UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 29, 2007

A.G. EDWARDS, INC.

Delaware	001-08527	43-1288229
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction)		Identification Number)

One North Jefferson
St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 955-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 8.01 Other Events

Filed herewith is A.G. Edwards, Inc.’s announcement regarding a special meeting of stockholders on September 28, 2007, to vote on the proposal to adopt the Agreement and Plan of Merger, dated May 30, 2007, by and among Wachovia Corporation (“Wachovia”), White Bird Holdings, Inc., a wholly-owned subsidiary of Wachovia, and A. G. Edwards, Inc. and an approval to adjourn the special meeting, including, if necessary, to solicit additional proxies.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99(i)	A.G. Edwards, Inc.’s press release regarding the announcement of the special meeting of stockholders on September 28, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	August 29, 2007	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99(i)	A.G. Edwards, Inc.’s press release regarding the announcement of the special meeting of stockholders on September 28, 2007.